Exhibit 10.2

Execution Version

GUARANTY SUPPLEMENT

Reference is hereby made to the Guaranty (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of June 1, 2020, made by and among the Subsidiaries of the Borrower listed on the signature pages thereto (each an “Initial Subsidiary Guarantor”, and together with any additional Subsidiaries of the Borrower which become parties to the Guaranty by executing supplements thereto substantially similar in form and substance hereto, the “Subsidiary Guarantors”) in favor of the Administrative Agent, for the benefit of the Secured Parties, under the Credit Agreement. Each capitalized term used herein and not defined herein shall have the meaning given to it in the Guaranty.

By its execution below, the undersigned, ADEIA SEMICONDUCTOR INC. (F/K/A XCELSIS CORPORATION), a Delaware corporation, agrees to become, and does hereby become, a Subsidiary Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 1 of the Guaranty are true and correct in all respects as of the date hereof.

THIS GUARANTY SUPPLEMENT TO GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature page follows]

IN WITNESS WHEREOF, ADEIA SEMICONDUCTOR INC., (F/K/A XCELSIS CORPORATION), a Delaware corporation has executed and delivered this Guaranty Supplement counterpart to the Guaranty as of this day of July 24, 2025.

ADEIA SEMICONDUCTOR INC., (F/K/A XCELSIS CORPORATION), a Delaware corporation

By:	/s/ Kevin Tanji
Name: Kevin Tanji
Title: President and Secretary

[Signature Page to Guaranty Supplement]